Exhibit 10.36
AMENDMENT NUMBER 6 TO
LOAN AND SECURITY AGREEMENT

This Amendment Number 6 to Loan and Security Agreement dated as of December 21, 2020, among U.S. BANK NATIONAL ASSOCIATION (“Bank”) and SHIFT PLATFORM, INC., a Delaware corporation, formerly known as Shift Technologies, Inc. (“STI”) and SHIFT OPERATIONS LLC, a Delaware limited liability company (“SOL”), as co-obligors and co-borrowers and not as accommodation parties (unless otherwise specified herein, STI and SOL are each individually a “Borrower” and collectively the “Borrowers”) (this “Amendment”) amends the Loan and Security Agreement among Borrowers and Bank dated as of October 11, 2018, which has been amended by amendments dated February 14, 2019, September 24, 2019, November 29, 2019, April 17, 2020 and September 29, 2020 (collectively, the “Loan Agreement”).

In consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Bank hereby agree as follows:

1.Definitions.

(a) Capitalized terms not otherwise defined in this Amendment shall have the meanings given such terms in the Loan Agreement.

(b) The following defined terms are hereby added to Article 1 of the Loan Agreement in proper alphabetical order as follows:

“Available Commitment” means, at any time, the Commitment then in effect minus the outstanding principal amount of all Advances at such time.

“Sixth Amendment Date” means December 21, 2020.

(c) The following term defined in Article 1 of the Loan Agreement is deleted and replaced with the following defined term:

“Expiration Date” means October 11, 2021, or such earlier date as may be applicable due to acceleration of Obligations in accordance with the terms of this Agreement.

2. Amendments.

(a) Section 2.1 (Commitment; Incremental Increase) of the Loan Agreement is deleted and replaced with the following:

2.1 Commitment. During the Availability Period (defined below), and subject to the terms and conditions of this Agreement, Bank will make revolving loan Advances, provided that the aggregate unpaid principal amount of all Advances at any one time outstanding shall not exceed $50,000,000 (the “Commitment”). Subject to the terms and conditions of this

Agreement, Borrowers may borrow, prepay and repay and reborrow the Advances. Advances may be prepaid in part or in full at any time without charge, penalty or premium.

(b) Subsection (a) of Section 2.3 (Purpose of Advances) of the Loan Agreement is deleted and replaced with the following:

a.The principal amount of Advances made to finance Used Vehicles shall not exceed $50,000,000 outstanding at any one time.

(c) Section 2.10 (Fees) of the Loan Agreement is hereby amended by adding subsections (b), (c) and (d) immediately after subsection (a) therein as follows:

(b) Borrowers agree to pay Bank a fully-earned upfront fee in the total amount of $250,000 in two installments of $125,000 each, with the first installment payable on the Sixth Amendment Date and the second installment payable on or before July 1, 2021 (the “Second Installment”); provided, however, the Bank agrees to waive the Second Installment if all principal and interest under this Agreement, and any other Obligations that are not inchoate indemnity obligations or the subject of a good faith dispute, are paid in full on or before July 1, 2021.

(c) Borrowers agree to pay Bank an unused fee, which shall accrue at the rate of .40% per annum on the average daily amount of the Available Commitment during the period from and including the Sixth Amendment Date to the date on which all principal and interest on the Advances are paid in full and the Commitment terminates. Accrued unused fees shall be payable in arrears on the last day of each calendar month and on the date on which the Commitment terminates, commencing on the first such date to occur after the Sixth Amendment Date. All unused fees shall be (i) computed on the basis of a year of 360 days, (ii) payable for the actual number of days elapsed, and (iii) calculated by Bank and automatically deducted by Bank from Borrowers’ account XXXXXXXXX with Bank (or any account a Borrower designates in writing) on each date such fees are due and payable.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to Bank. Fees paid shall not be refundable under any circumstances.

3. Effectiveness. The effectiveness of this Amendment is subject to execution by all parties to the Loan Agreement and satisfaction by Borrowers of such other requirements as Bank may require, including, without limitation, a Secretary’s Certificate of Borrowers with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment.

4. Representations and Warranties. Each Borrower and by signing below, Guarantor, reaffirms the representations and warranties made by such Borrower and Guarantor, respectively, in each of the Loan Documents and agrees that (a) each of such representations and warranties are true and correct as though made on the date hereof, except for changes that are permitted by the terms of such Loan Document; (b) except as amended hereby or otherwise amended in writing signed by all parties thereto, the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect in accordance with their terms and (c) neither Borrowers nor any other Loan Party has any defenses, setoffs, counterclaims or claims against the Bank related to any of the Loan Documents or any of the indebtedness or obligations related thereto.

5. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(b) Copies. The Loan Agreement, together with all amendments thereto from time to time, is a “transferable record” as defined in applicable law relating to electronic transactions. Therefore, Bank may, on behalf of Borrowers, create a microfilm or optical disk or other electronic image of the Loan Agreement (and all amendments thereto including, without limitation, this Amendment) that is an authoritative copy of the Loan Agreement as defined in such law. Bank may store the authoritative copy of the Loan Agreement in its electronic form and then destroy the paper original as part of Bank’s normal business practices. Bank, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

(c) References. Any and all references to the Loan Agreement in any instrument or document are hereby amended to refer to the Loan Agreement as amended by this Amendment.

(d) Expenses. Each Borrower agrees to reimburse Bank upon demand for all attorneys’ fees of in-house and outside counsel and all other costs, fees and out-of-pocket expenses incurred by Bank in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith and in enforcing each Borrower’s obligations hereunder.

6. Entire Agreement; Modification. This Amendment constitutes the entire understanding and agreement of the parties as to the matters set forth herein. No modification or amendment to any of the Loan Documents shall be effective unless in writing signed by the party or parties sought to be charged or bound by such modification or amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US CONCERNING ANY LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

Signature page follows.

SHIFT PLATFORM, INC.

By: /s/ George Arison
Name: George Arison
Title: Co-Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Chris Zinn
Name: Chris Zinn
Title: Senior Vice President

SHIFT OPERATIONS LLC

By: Shift Platform, Inc., Managing Member

By: /s/ George Arison
Name: George Arison
Title: Co-Chief Executive Officer

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR
Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment.
LITHIA MOTORS, INC.

By: /s/ Tina Miller
Name: Tina Miller
Title: Senior Vice President and Chief Financial Officer